UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

October 9, 2014 (October 9, 2014)

Date of report (Date of earliest event reported)

Hexcel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8472	94-1109521
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut  06901-3238

(Address of Principal Executive Offices and Zip Code)

(203) 969-0666

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 9, 2014, Hexcel increased the number of members of the Board of Directors from 10 to 11 and appointed Guy Hachey to fill the vacancy.  A copy of the press release announcing the naming of Mr. Hachey to Hexcel’s Board is attached as exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press Release dated October 9, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXCEL CORPORATION

October 9, 2014
/s/ Ira J. Krakower
Ira J. Krakower
Senior Vice President

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 9, 2014.